Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 995,025,000.00
Previously Paid Amount	0.00
Total Fee Amount	152,338.33
Total Offset Amount	0.00
Net Fee	$ 152,338.33
Final Prospectus	false